UNITED STATES SECURITIES
                             AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2006

                                  TIFFANY & CO.

             (Exact name of registrant as specified in its charter)

    Delaware                        1-9494                       13-3228013
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)

727 Fifth Avenue, New York, NY                                  10022
(Address of principal executive offices)                      (Zip Code)

       (Registrant's telephone number, including area code) (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

__ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

__ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

__ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

     In connection with the approval and adoption of the policy statement regarding stockholder rights plans described in Item 8.01., on January 20, 2006, Tiffany & Co., a Delaware corporation ("Tiffany"), and Mellon Investor Services LLC, a New Jersey limited liability company (successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, entered into an amendment (the "Amendment") to Tiffany's Amended and Restated Rights Agreement (the "Rights Agreement"), to be effective January 19, 2006. Pursuant to the Amendment, the Final Expiration Date of the Rights (each as defined in the Rights Agreement) advanced from September 17, 2008 to January 19, 2006. As a result of the Amendment, the Rights are no longer outstanding and are not exercisable.

Item 3.03.     Material Modification to Rights of Security Holders.

     See the information set forth under "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated by reference into this Item 3.03.

Item 8.01.     Other Events.

     On January 19, 2006, the Board of Directors of Tiffany approved and adopted the following policy statement on stockholder rights plans:

     "This Board shall submit the adoption or extension of any poison pill to a stockholder vote before it acts to adopt such poison pill; provided, however, that this Board may act on its own to adopt a poison pill without first submitting such matter to a stockholder vote if, under the circumstance then existing, this Board in the exercise of its fiduciary responsibilities deems it to be in the best interests of the Company and its stockholders to adopt a poison pill without the delay in adoption that is attendant upon the time reasonably anticipated to seek a stockholder vote. If a poison pill is adopted without first submitting such matter to a stockholder vote, the poison pill must be submitted to a stockholder vote within one year after the effective date of the poison pill. Absent such submission to a stockholder vote, and favorable action thereupon, the poison pill will expire on the first anniversary of its effective date."

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

          4.1 Second Amendment to Amended and Restated Rights Agreement, dated effective January 19, 2006, by and between Tiffany & Co. and Mellon Investor Services LLC, a New Jersey limited liability company (successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

          99.1 Press Release dated January 20, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 20th day of January, 2006.


                                  TIFFANY & CO.



                                  By: /s/ Patrick B. Dorsey
                                      ------------------------------
                                      Patrick B. Dorsey
                                      Senior Vice President, General Counsel and
                                      Secretary

                                  EXHIBIT INDEX

Exhibit
Number

     4.1 Second Amendment to Amended and Restated Rights Agreement, dated effective January 19, 2006, by and between Tiffany & Co. and Mellon
          Investor Services LLC, a New Jersey limited liability company (successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

     99.1 Press Release dated January 20, 2006.